UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549
_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported:  January 4, 2012

AMR CORPORATION
(Exact name of registrant as specified in its charter)

          Delaware                                 1-8400                                  75-1825172
(State of Incorporation)  ( Commission File Number)   (IRS Employer Identification No.)

4333 Amon Carter Blvd.      Fort Worth, Texas              76155
(Address of principal executive offices)                     (Zip Code)

                     (817) 963-1234
                                                                                          (Registrant's telephone number)

           (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.                      Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, AMR Corporation (“AMR”) received written notification from the New York Stock Exchange (“NYSE”) on December 27, 2011 that the average closing price of AMR's common stock fell below the NYSE's continued listing minimum share price standard of $1.00 over a consecutive 30-trading-day period.  This condition subjected AMR's common stock (ticker symbol AMR), 7.875% PINES (Public Income Notes) due 2039 (ticker symbol AAR), and 9.00% Debentures due 2016 (ticker symbol AMR 16) to the NYSE's suspension and delisting procedures.  AMR expects these securities to be suspended from trading on the NYSE prior to the opening of the market on Thursday, January 5, 2012, and for the securities to be delisted from the NYSE upon the approval of the Securities and Exchange Commission

Accordingly, AMR expects that its common stock will begin trading under the symbol “AAMRQ” on the OTCQB marketplace, operated by OTC Markets Group, on Thursday, January 5, 2012. More information, including Real-Time Level 2 quotes, is available at otcmarkets.com.

Item 8.01.                      Other Events

On January 4, 2012 AMR issued a press release that announced the matters addressed in Item 3.01 of this Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.                      Financial Statement and Exhibits

Exhibit
Number                                                                                                                  Description

99.1                                                      Press release dated January 4, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMR CORPORATION

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated:  January 5, 2012

EXHIBIT INDEX

Exhibit 99.1	Description Press release dated January 4, 2012.

CONTACT:                      Corporate Communications
Fort Worth, Texas
817-967-1577
mediarelations@aa.com

FOR RELEASE: Wednesday, Jan. 4, 2012

AMR Common Stock to Trade on OTC Markets Under Symbol "AAMRQ" Beginning Jan. 5, 2012

FORT WORTH, Texas -- AMR Corporation, the parent company of American Airlines, Inc. and AMR Eagle Holding Corporation, announced today that its common stock will begin trading under the symbol "AAMRQ" on the OTCQB marketplace, operated by OTC Markets Group, on Thursday, Jan. 5, 2012. More information, including Real-Time Level 2 quotes, is available at otcmarkets.com. Any holders of AMR's 9% Debentures due 2016 (CUSIP 001765AC0) and its 7.875% PINES (Public Income Notes) due 2039 (CUSIP 001765866) should contact their brokers or other investment advisors regarding trading in those securities.

As previously announced, the New York Stock Exchange (NYSE) has advised AMR that its common stock traded under the symbol AMR, its 9% Debentures due 2016 traded under the symbol AMR 16 and its 7.875% PINES due 2039 traded under the symbol AAR will be suspended from trading on the NYSE prior to the opening of the market on Thursday, Jan. 5, 2012, and that the NYSE has applied to the Securities and Exchange Commission to commence delisting procedures for these securities. NYSE advised AMR that it is taking these steps because the average closing price of AMR's common stock fell below the NYSE's continued listing minimum share price standard of $1.00 over a consecutive 30-trading-day period.

Due to AMR's Chapter 11 filing, AMR did not oppose the suspension and delisting of its securities.

AMR cannot predict what the ultimate value of any of its securities may be, and it remains too early to determine whether holders of any such securities will receive any distribution in the Chapter 11 reorganization. It should be noted that in most Chapter 11 cases holders of equity securities receive little or no recovery of value from their investment. As a result, AMR urges investors to exercise appropriate caution with respect to any existing or future investments in AMR's securities.

About American Airlines
American Airlines, American Eagle and the AmericanConnection® carrier serve 260 airports in more than 50 countries and territories with, on average, more than 3,300 daily flights. The combined network fleet numbers more than 900 aircraft. American's award-winning website, AA.com®, provides users with easy access to check and book fares, plus personalized news, information and travel offers. American Airlines is a founding member of the oneworld® alliance, which brings together some of the best and biggest names in the airline business, enabling them to offer their customers more services and benefits than any airline can provide on its own. Together, its members and members-elect serve more than 900 destinations with more than 10,000 daily flights to 149 countries and territories. American Airlines, Inc. and American Eagle Airlines, Inc. are subsidiaries of AMR Corporation. AmericanAirlines, American Eagle, AmericanConnection, AA.com, and AAdvantage are trademarks of American Airlines, Inc.

AMR Corporation, and certain of its United States-based subsidiaries, including American Airlines, Inc. and AMR Eagle Holding Corporation, on Nov. 29 filed voluntary petitions for Chapter 11 reorganization in the U.S. Bankruptcy Court for the Southern District of New York. More information about the Chapter 11 filing is available on the Internet at aa.com/restructuring.

Forward Looking Statement
This press release contains "forward-looking statements." These statements are based on AMR management's current expectations and assumptions, and as such involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those that the company now anticipates — both in connection with the Chapter 11 filings and AMR's business and financial prospects. Statements of management's expectations, including its desire to successfully restructure in order to return the company to long term viability and financial strength, to compete effectively in the marketplace, to cut costs and to restore profitability, are based on current assumptions and expectations. No assurance can be made that these events will come to fruition. Readers are referred to the documents filed by the company with the Securities and Exchange Commission, which further identify the important risk factors which could cause actual results to differ materially from the forward-looking statements in this release. Those risks include, without limitation, the potential impact of volatile and rising fuel prices. The company disclaims any obligation to update any forward-looking statements.

AMR Corp. releases can be accessed on the Internet.
The address is http://www.aa.com